                   AGREEMENT CONCERNING SHARE ALLOCATION PLAN

                                       FOR

                               SPECIFIC DIRECTORS

                                       OF

                             HERBALIFE OF JAPAN K.K.


     THIS AGREEMENT made and entered into, as of the 30th day of December, 1996, by and among those persons, named on Exhibit A attached hereto and made an integral part hereof, and currently serving as directors of Herbalife of Japan K.K. (hereinafter the "Participating HJKK Directors"),

                                   WITNESSETH:

     WHEREAS, Herbalife of Japan K.K. (hereinafter "HJKK") was established, as of November 25, 1992, and has since continued to exist, as a wholly-owned Japanese subsidiary of Herbalife International, Inc. (hereinafter "HII"); and

     WHEREAS, HII currently holds two hundred (200) shares of the stock of HJKK; and

     WHEREAS, HII has decided that a certain number of the HJKK shares currently held by HII be allocated to each person who currently is serving as a director of HJKK and that ten (10) shares of HJKK be allocated to Mr. Mark Hughes, the founder of the Herbalife business and a director of HJKK, and that four (4) shares of HJKK be allocated to the Participating HJKK Directors, in such manner as specified in Exhibit A attached hereto and made an integral part hereof (hereinafter "Exhibit A"); and

     WHEREAS, inasmuch as Japanese law does not permit any person to hold any fractional share (less than one (1) share) of any Japanese corporation, such as HJKK, it has been agreed among the Participating HJKK Directors that an appropriate entity be established for purposes of holding the four (4) shares allocated by HII for and on behalf of the Participating HJKK Directors,

     NOW THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein, it is agreed as follows:

ARTICLE 1.     (Establishment of Entity)

     1.1 Promptly upon the execution of this Agreement, an entity shall be established, as an unincorporated association, with such initial and additional cash contributions by each Participating HJKK Director as specified in Article 2, below, for the purposes of acquiring from HII and holding, for and on behalf of all Participating HJKK Directors, four (4) shares of HJKK. For purposes of this Agreement, the Entity shall be deemed to be established as of the date first above written.

     1.2 The entity established pursuant to Paragraph 1.1, above (hereinafter the "Entity") shall be called "Herbalife of Japan K.K. Directors Share Allocation Plan," in English, and "HERBALIFE OF JAPAN KABUSHIKI KAISHA YAKUIN MOCHIKABUKAI," in Japanese, and shall be located at the registered head office of HJKK.

     1.3 Mr. John Purdy, who is a Participating HJKK Director and is currently serving as a Representative Director of HJKK, shall be the representative of the Entity and, as such, shall be authorized and empowered to conduct and manage all affairs pertaining to the operation of the Entity, in accordance with the provisions of this Agreement. In the event that Mr. Purdy is not able to act as the representative of the Entity for any reasons whatsoever, such other Participating HJKK Director as may be designated, by agreement among Messrs. Michael E. Rosen, Timothy Gerrity and Christopher Pair, shall act as such in Mr. Purdy's place.

ARTICLE 2. (Cash Contributions)

     2.1 Immediately upon establishment of the Entity, pursuant to Paragraph 1.1, above, Mr. John Purdy, as the representative of the Entity, shall take all steps necessary to open a bank account in the name of the Entity, and shall notify all other Participating HJKK Directors of the details of such bank account, in writing.

     2.2 Within seven (7) days after receipt of the details of the Entity's bank account, pursuant to Paragraph 2.1, above, each Participating HJKK Director shall pay his or her initial cash contribution to the Entity, in the amount specified opposite to his or her name in Exhibit A, by wire transfer to the Entity's bank account.

     2.3 Within seven (7) days from each anniversary of the establishment of the Entity, as specified in Exhibit B attached hereto and made an integral part hereof (hereinafter "Exhibit B"), each Participating HJKK Director shall pay his or her additional cash contributions to the Entity, in the respective amounts as specified opposite to his or her name in Exhibit B, by wire transfer to the Entity's bank account.

     2.4 Any amount specified either in Exhibit A or in Exhibit B shall be a net amount. All expenses and bank charges that may be incurred in connection with remittances of the cash contributions shall be borne by the respective Participating HJKK Directors.

ARTICLE 3.     (Share Acquisition)

     3.1 Promptly after the initial cash contributions have been made to the Entity by all Participating HJKK Directors, Mr. John Purdy, as the representative of the Entity, shall take all steps to purchase and acquire, in the name of the Entity and for the benefit of all Participating HJKK Directors, perfect and complete title to and ownership of four (4) shares of stock of HJKK from HII, at a price equal to the aggregate of all initial and additional cash contributions made or to be made by the Participating HJKK Directors; provided, however, that the price for the four (4) shares shall be paid to HII by the Entity, in the manner specified immediately below:.

          3.1.1 At the time of the acquisition of the four (4) shares, the sum equal to the initial cash contributions; and

          3.1.2 Within fourteen (14) days of each anniversary of the establishment of the Entity, as specified in Exhibit B, the sum equal to all additional cash contributions made by each Participating HJKK Director, at such anniversary, pursuant to Paragraph 2.3, above.

     3.2 The four (4) shares of stock of HJKK (hereinafter the "Subject HJKK Shares") acquired in the name of the Entity, pursuant to Paragraph 3.1, above, shall be held in the name of the Entity, but for the benefit of all Participating HJKK Directors, in accordance with the provisions of this Agreement. Each Participating HJKK Director shall have a joint and several, but undivided, interest in the Subject HJKK Shares with other Participating HJKK Directors, according to the percentage that his or her cash contribution bears to the aggregate of all cash contributions made by the Participating HJKK Directors, as is specified in Exhibit A (hereinafter the "Interest Percentage").

ARTICLE 4.     (Entitlement on Subject HJKK Shares)

     4.1 Mr. John Purdy, as the representative of the Entity, shall act as proxy for the Entity, in order that the Entity may exercise voting and other rights, as a shareholder of HJKK, at or in connection with any general meetings of shareholders of HJKK.

     4.2 In the event that any shares to be newly issued by HJKK for any purposes are allotted to the Entity, as a shareholder of HJKK, on the account of the Subject HJKK Shares, the Entity shall subscribe to such new shares so allotted. In the event that the Entity is required to make cash payment to HJKK for subscription to and acquisition of such new shares, each Participating HJKK Director shall make an additional cash contribution to the Entity, in the amount equal to his or her Interest Percentage of the total amount of cash payment to be made to HJKK by the Entity for such new shares so subscribed. Any such new shares allotted to and acquired by the Entity, with or without cash payment therefor, shall be deemed to constitute a part of the Subject HJKK Shares, for purposes of this Agreement, and shall be held in the name of the Entity, but for the benefit of all Participating HJKK Directors, in accordance with the provisions of this Agreement.

     4.3 In the event that the Entity receives any cash distribution on the Subject HJKK Shares, the Entity shall immediately distribute the same to all Participating HJKK

Directors, according to their respective Interest Percentages.


ARTICLE 5.     (Dissolution of Entity)

     5.1 In the event that the number of the Subject HJKK Shares is increased, through the acquisition of additional HJKK shares by the Entity or by reason of a splitting, by HJKK, of the issued and outstanding HJKK shares into a greater number or otherwise, so that the Subject HJKK Shares may be distributed to all Participating HJKK Directors, without necessitating the distribution of any fractional share (less than one (1) share), according to their respective Interest Percentages, then and in such event the Subject HJKK Shares shall be distributed to the Participating HJKK Directors according to their respective Interest Percentages and, upon such distribution, the Entity shall be dissolved.

     5.2 In the event that the Entity is dissolved, prior to the completion of all additional cash contributions by the Participating HJKK Directors, pursuant to Paragraph 2.3, above, then and in such event, notwithstanding the provisions of Paragraphs 2.3 and 3.1, above, each Participating HJKK Director shall be obligated to pay his or her remaining additional cash contributions to HII, directly, not later than the respective dates specified in Subparagraph 3.1.2, above, for the respective payments to HII by the Entity.

ARTICLE 6.     (Governing Law)

     This Agreement shall be governed by and interpreted in accordance with the laws of Japan.

ARTICLE 7.     (Jurisdiction)

     Any disputes or controversies shall be submitted to the exclusive jurisdiction of the Tokyo District Court.

ARTICLE 8.     (Language)

     This Agreement is executed in the English language only. No translation of this Agreement into any other language, including the Japanese language, shall have any effect whatsoev-er.

     IN WITNESS WHEREOF, this Agreement has been executed by all Participating HJKK Directors, in a single original, which shall be kept at the registered head office of HJKK, where the Entity is to be located.


                                             Michael E. Rosen
                                             11158 Sunset Boulevard
                                             Los Angeles, CA 90049
                                             U. S. A.


                                             ---------------------------


                                             Timothy Gerrity
                                             505 Paseo Miramar
                                             Pacific Palisades, CA 90272
                                             U. S. A.

                                             /s/ Timothy Gerrity
                                             ---------------------------


                                             Christopher Pair
                                             14132 Beresford Road
                                             Beverly Hills, CA 90210
                                             U. S. A.


                                             ---------------------------


                                             Alan Liker
                                             10560 Wyton Drive
                                             Los Angeles, CA 90024
                                             U. S. A.


                                             ---------------------------


                                             John Purdy
                                             4-1-12-2082, Minami-Azabu
                                             Minato-ku Tokyo 106
                                             Japan

                                             /s/ John Purdy     12/30/96
                                             ---------------------------

                                             Margaret Snowdon
                                             13082 Mindanao Way, Unit 23
                                             Marina del Rey, CA 90292
                                             U. S. A.

                                             /s/ Margaret Snowdon 12/30/96
                                             -----------------------------


                                             Tomomi Kosugi
                                             2-36-7, Unoki
                                             Ohta-ku, Tokyo 146
                                             Japan

                                             /s/ Tomomi Kosugi    12/30/96
                                             -----------------------------


                                             Hirofumi Naka
                                             1-3-20-202, Kugenuma-Kaigan
                                             Fujisawa-shi, Kanagawa 251
                                             Japan

                                             /s/ Hirofumi Naka    12/30/96
                                             -----------------------------


                                             Masahiro Igata
                                             1124-3, Kashiwa
                                             Kashiwa-shi, Chiba 277
                                             Japan

                                             /s/ Masahiro Igata   12/30/96
                                             -----------------------------

EXHIBIT A



                                                       Interest Percentage
HJKK Directors           Initial Contribution          (Initial Allocation)
--------------           --------------------          --------------------


Michael E. Rosen         Y12,765,000                   28.75% (1.15 shrs)
Timothy Gerrity          Y12,765,000                   28.75% (1.15 shrs)
Christopher Pair         Y12,765,000                   28.75% (1.15 shrs)
Allan Liker               Y4,440,000                   10.00% (0.40 shr)
John Purdy                  Y666,000                    1.50% (0.06 shr)
Margaret Snowdon            Y333,000                    0.75% (0.03 shr)
Tomomi Kosugi               Y222,000                    0.50% (0.02 shr)
Hirofumi Naka               Y222,000                    0.50% (0.02 shr)
Masahiro Igata              Y222,000                    0.50% (0.02 shr)

                         -----------                  ------------------

     Total               Y44,400,000                  100.00% (4.00 shrs)

                            ADDITIONAL CONTRIBUTIONS


                            1st.            2nd            3rd.           4th.                5th.
HJKK Directors             Anniv.          Anniv.         Anniv.         Anniv.              Anniv.               Total
--------------             ------          ------         ------         ------              ------              ------

Michael Rosen            Y6,072,000     Y6,072,000     Y6,072,000     Y6,072,000          Y6,072,000         Y30,360,000
Timothy Gerrity           6,072,000      6,072,000      6,072,000      6,072,000           6,072,000          30,360,000
Christopher Pair          6,072,000      6,072,000      6,072,000      6,072,000           6,072,000          30,360,000
Alan Liker                2,112,000      2,112,000      2,112,000      2,112,000           2,112,000          10,560,000
John Purdy                  316,800        316,800        316,800        316,800             316,800           1,584,000
Margaret Snowdon            158,400        158,400        158,400        158,400             158,400             792,000
Tomomi Kosugi               105,600        105,600        105,600        105,600             105,600             528,000
Hirofumi Naka               105,600        105,600        105,600        105,600             105,600             528,000
Macahiro Igata              105,600        105,600        105,600        105,600             105,600             528,000
                         ----------     ----------      ---------     ----------           ---------          ----------

Total                   Y21,120,000    Y21,120,000    Y21,120,000    Y21,12O,000         Y21,120,000        Y105,600,000
                                                                                                            ------------
                                                                                                            ------------


Each sum payable for each anniversary, specified above, shall bear interest at the rate of two point one hundred and twenty-five percent (2.125%) per annum from the date of the establishment of the Entity until full payment of the said sum.